----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


1998 ANNUAL REPORT



Listed: American Stock Exchange (Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston, Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin PC,
San Francisco, California

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  On June 8, 1998, the Company paid a cash dividend of $10.75 per share to stockholders of record on May 21, 1998. This dividend was the annual distribution for the year 1998 under the Company's distribution policy.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis. The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year. The Board of Directors has elected to retain the undistributed net long-term capital gains realized during the year 1998.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

              NOTICE OF IMPORTANT FEDERAL INCOME TAX INFORMATION

  It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Company is taxed as a regulated investment company all or a portion of the net long-term capital gains of the Company for such year may be retained by the Company, and if such gains are retained taxes thereon would be paid by the Company and appropriate credit therefore allowed to the stockholders of the Company, all as provided in Section 852(b)(3)(D) of the Internal Revenue Code. Stockholders of record on December 31 of such year would be required to include in their income tax returns their share of the Company's net long-term capital gains retained and take credit for the tax paid on their behalf by the Company. Stockholders of record on December 31 of such year should increase the tax basis of their stock by the excess of their share of the net long-term capital gains retained over the tax paid on their behalf. The Internal Revenue Code provides that, within 60 days following the end of such year, the Company would send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31 of such year. The Internal Revenue Code also provides that, if a stockholder owned shares registered in the name of a broker or nominee on December 31 of such year, the broker or nominee would send Form 2439 to such stockholder within 90 days following the end of such year. For the years 1980 through 1984, 1986, 1987, 1989, and 1991 through 1997, the Company retained all or a portion of the net long-term capital gains realized. For the years 1985, 1988 and 1990 all of the net long-term capital gains realized were distributed.

  For the year 1998 the Company has retained a portion of the net long-term capital gains realized ($8.10292 per share) and has paid the federal income tax thereon ($2.83602 per share) on behalf of its stockholders of record on December 31, 1998. The Company will send Form 2439, Notice to Shareholders of Undistributed Capital Gains, to stockholders of record on December 31, 1998 by March 1, 1999. If you owned shares on December 31, 1998 registered in the name of a broker or nominee you should contact the broker or nominee for your copies of Form 2439 which they are required to send to you by March 31, 1999.

  The portion of the long-term capital gains realized during the year 1998 which was not retained was distributed as a part of the dividend paid on June 8, 1998.

  A Form 1099 was mailed in January 1999 to all stockholders of record on the dividend record date in 1998 setting forth the specific amounts to be included in their 1998 tax returns.

                 NOTICE OF DIVIDENDS PAID DURING THE YEAR 1998

                                                   Dividend From
                                                   Net Long-Term
                                  Dividend From    Capital Gains
                               1998 Net Investment  Realized In  Total Dividends
     Record Date  Payment Date       Income            1998         Per Share
     -----------  ------------ ------------------- ------------- ---------------
       5/21/98       6/8/98         $0.16073         $10.58927      $10.75000
                                    ========         =========      =========

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

505 Madison Street, Suite 220
Seattle, Washington 98104

February 8, 1999

Dear Fellow Stockholders:

  Please refer to the Notice of Important Federal Income Tax Information and the Notice of Dividends Paid During The Year 1998 in this report regarding the retention of net long-term capital gains realized in 1998 and the details of the dividend paid in 1998.

  During the year 1998 the Company's net assets increased from $158,894,821 to $200,332,879 which is an increase of $41,438,058. This increase in net assets is after payment by the Company of $10,927,375 in dividends ($10.75 per share on June 8, 1998). This increase is also after the repurchase of stock during the year 1998 for $4,141,868. The increase in net assets, before deducting the payment of dividends and the repurchase of stock, was $56,507,301 which was composed of net investment income of $163,385, realized gain on investments of $16,030,888 (after deducting $2,836,023 in income taxes paid on behalf of stockholders), and an increase in unrealized appreciation of $40,313,028.

  The per share net asset value (based on the number of shares outstanding at the end of each period) increased from $154.51 on December 31, 1997 to $200.33 on December 31, 1998. After adjustment for the dividends and the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Company's stockholders, the per share net asset value increased 38.5%. During the same period the Dow Jones Industrial Average, adjusted for dividends, increased 16.1% and the Standard & Poor's 500 Stock Average, adjusted for dividends, increased 28.6%. The per share net asset value on Friday, February 5, 1999 was $206.84.

  On February 10, 1997, the Company's Board of Directors authorized the Company to purchase, on the American Stock Exchange, up to 100,000 shares of its capital stock at market prices not in excess of the then current net asset value per share. During the year 1998 the Company purchased the remaining 28,400 shares of its capital stock under this authorization.

  During the year 1998 the Company had total interest and dividend income of $1,443,780 as compared to $1,898,678 for the same period in 1997 for a decrease of $454,898. During the year 1998 operating expenses were $1,280,395 which is a $71,172 increase from $1,209,223 for the year 1997. The resulting net investment income of $163,385 for the year 1998 is a decrease of $526,070 from $689,455 for the year 1997. This resulted in a decrease to $.16 per share versus $.64 per share.

The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the fourth quarter of 1998:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                                      SHARES
                                      ------------------------------------------
                                                                     HELD
SECURITY NAME                         ADDITIONS   REDUCTIONS   DECEMBER 31, 1998
------------------------------------- ---------   ----------   -----------------
American Home Products Corp..........   11,000                       37,000
Ascend Communications, Inc...........   24,000                       24,000
BankAmerica Corp. NEW................               14,711(1)             0
Bausch & Lomb, Inc...................               20,000                0
Bell Atlantic Corp...................   12,000                       12,000
BMC Software, Inc. ..................   12,000      12,000                0
Boston Scientific Corp. .............               18,000                0
Citicorp.............................    8,000(2)   14,000(2)             0
Citigroup, Inc.......................   35,000(2)                    35,000
Clear Channel Communcations, Inc.....   27,000                       27,000
Colgate Palmolive Co.................   20,000                       20,000
Costco Companies, Inc. ..............   29,000                       29,000
Dayton Hudson Corp. .................   23,000      32,000           23,000
Dresdner RCM Growth Equity Fund,
 Inc.................................  815,000     670,000          815,000
Dresdner RCM Small Cap Fund..........  450,000     360,000          450,000
Federal Home Loan Mortgage Corp......   15,000                       15,000
Fiserv, Inc. ........................   19,000                       19,000
General Dynamics Corp................   10,000                       10,000
General Electric Co..................   10,000                       38,000
General Motors Hughes Electronics
 Class H.............................               34,000                0
Gillette Co. ........................               34,000                0
Host Marriott Corp...................               49,000                0
Intel Corp...........................    6,000                       26,000
International Business Machines......   15,000                       15,000
Jacor Communications, Inc............   15,000                       15,000
Johnson & Johnson....................   12,000                       25,000
Kohls Corp...........................   20,000                       20,000
Latin America Investment Fund........               70,000                0
Manpower, Inc. ......................               70,000                0
Medtronic, Inc. .....................   11,000                       25,000
Microsoft Corp. .....................    8,000                       38,000
Monsanto Co..........................               39,000                0
Nordstrom, Inc. .....................               34,000                0
Peoplesoft, Inc. ....................               29,000                0
Pepsico, Inc.........................               37,000                0
SBC Communications, Inc. ............   18,000                       18,000
Snap-On, Inc.........................               20,000                0
Travelers Group, Inc.................               22,000                0
Tricon Global Restaurants, Inc. .....   25,000                       25,000
Wal-Mart Stores, Inc.................   20,000                       20,000
Warner Lambert Co....................               32,000           40,000
Washington Mutual, Inc...............               28,500                0
Xerox Corp. .........................               15,000                0
Yahoo, Inc...........................    4,500                        4,500
Zeneca Group PLC ADR.................   13,500      27,000                0

-------
(1) 14,711 shares of BankAmerica Corp. NEW were received in exchange for 13,000 shares of BankAmerica Corp. as a result of a merger and then 14,711 shares of BankAmerica Corp. NEW were sold.
(2) 8,000 shares of Citicorp were purchased and then 35,000 shares of Citigroup, Inc. were received in exchange for 14,000 shares of Citicorp as a result of a merger.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  At the Annual Meeting of Stockholders on November 9, 1998 the stockholders approved a new Investment Management and Advisory Agreement appointing Dresdner RCM Global Investors LLC ("Dresdner RCM") as the Company's sole investment adviser. As a result, Joanne L. Howard has assumed primary responsibility for the day-to-day management of all of the Company's investment portfolio. Since 1994, she had overseen the portion of the Company's portfolio managed by Dresdner RCM as a subadviser. Ms. Howard is a Managing Director of Dresdner RCM with over 30 years of experience in the investment management business. She joined Dresdner RCM in 1992 as a member of the Equity Portfolio Management Team.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  YEAR 2000 READINESS DISCLOSURE-- Like other investment companies and financial and business organizations worldwide, the Company could be adversely affected if computer systems on which the Company and its service providers rely are unable to process correctly date-related information on and after January 1, 2000. This risk is commonly called the Year 2000 issue. Failure to address successfully the Year 2000 issue could result in interruptions in and other adverse effects on the Company's business and operations. The Company is continuing its review, both internally and as regards the Company's service providers, of the Year 2000 issue as it may affect the Company. The Company is taking steps it believes are reasonably designed to address the Year 2000 issue. There can be no assurance that these steps will be sufficient. In addition, there can be no assurance that the Year 2000 issue will not have an adverse effect on the companies whose securities are held by the Company or on global markets or economies generally.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds."

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ WILLIAM L. MCQUEEN

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

Assets:
 Investments, at value (see accompanying schedule): (Note 1):
  Short-term investments (cost $2,015,481)                      $  2,015,481
  Common stocks (cost $82,971,836)                               201,205,937
                                                                ------------
    Total Investments (cost $84,987,317)                         203,221,418
 Cash                                                                  5,000
 Receivable for securities sold                                      454,411
 Interest and dividends receivable                                    81,766
 Other assets                                                          7,720
                                                                ------------
    Total assets                                                 203,770,315
                                                                ------------
Liabilities:
 Advisory fee payable (Note 5)                                        92,342
 Payable for securities purchased                                    480,847
 Other accrued expenses                                               28,224
 Federal income tax payable (Note 2)                               2,836,023
                                                                ------------
    Total liabilities                                              3,437,436
                                                                ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $200.33 per share on December 31,
 1998 (Note 3)                                                  $200,332,879
                                                                ============

STATEMENT OF CHANGES IN NET ASSETS

                                                  YEAR ENDED DECEMBER 31,
                                                     1998          1997
Operations:
 Net investment income                           $    163,385  $    689,455
 Realized gain on investments                      16,030,888    26,273,386
 Increase in unrealized appreciation               40,313,028     1,135,956
                                                 ------------  ------------
 Net increase in net assets resulting from
  operations                                       56,507,301    28,098,797
                                                 ------------  ------------
Dividends to stockholders:
 From net investment income                          (163,385)     (689,455)
 From net realized gain on investments            (10,763,990)   (8,607,845)
                                                 ------------  ------------
    Total dividends to stockholders ($10.75 per
     share-1998; $8.50 per share-1997)            (10,927,375)   (9,297,300)
                                                 ------------  ------------
Cost of shares of Bergstrom Capital Corporation
 stock repurchased (28,400 shares-1998; 83,800
 shares-1997)                                      (4,141,868)  (11,333,753)
                                                 ------------  ------------
Total increase in net assets                       41,438,058     7,467,744
Net assets, beginning of period                   158,894,821   151,427,077
                                                 ------------  ------------
Net assets, end of period                        $200,332,879  $158,894,821
                                                 ============  ============

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

Investment Income:
 Interest                                                          $   465,633
 Dividends                                                             978,147
                                                                   -----------
    Total income                                                     1,443,780
                                                                   -----------
Expenses:
 Advisory fees (Note 5)                                                942,620
 Legal fees                                                             81,411
 Directors' fees and expenses (Note 6)                                  51,698
 Auditing fees                                                          50,473
 Transfer agent fees and expenses                                       47,247
 Custodian fees                                                         25,041
 Stockholders' meeting and reports                                      24,275
 Other expenses                                                         20,639
 Officer's salary and related expenses (Note 5)                         11,917
 State and other taxes                                                   9,672
 Accounting expenses                                                     8,402
 Fee for shares listed on American Stock Exchange                        7,000
                                                                   -----------
    Total expenses                                                   1,280,395
                                                                   -----------
Net investment income ($.16 per share) (Note 2)                        163,385
                                                                   -----------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                    $ 86,144,862
  Cost of securities sold                               67,333,520
                                                      ------------
    Realized gain on investments sold                   18,811,342
  Capital gain distributions received                       55,569
                                                      ------------
    Realized gain on investments before provision for
     income taxes                                                   18,866,911
    Provision for income taxes (Note 2)                              2,836,023
                                                                   -----------
     Realized gain on investments (Notes 2 and 4)                   16,030,888
 Unrealized appreciation of investments:
  Beginning of period                                   77,921,073
  End of period                                        118,234,101
                                                      ------------
     Increase in unrealized appreciation                            40,313,028
                                                                   -----------
Net gain on investments ($55.99 per share) (Note 2)                 56,343,916
                                                                   -----------
Net increase in net assets resulting from operations               $56,507,301
                                                                   ===========

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  There are set forth below income and capital changes per share of capital stock of the Corporation outstanding throughout each period, market value per share at the end of each period, total investment returns for each period, and certain ratios and other supplemental data for each period.

  The total investment returns shown below are a record of past results and should not be regarded as a representation of future results.

                                      FOR THE YEARS ENDED DECEMBER 31
                                   ------------------------------------------
                                    1998     1997     1996     1995     1994
                                   -------  -------  -------  -------  ------
Net asset value at beginning of
 period........................... $154.51  $136.15  $128.35  $ 94.56  $95.06
Net investment income(1)..........     .16      .64      .57      .99    1.22
Net realized and unrealized gain
 on investments...................   55.99    24.79    13.51    37.16    2.23
Dividends from:
  Net investment income(2)........    (.16)    (.63)    (.58)   (1.01)  (1.22)
  Net realized gain on
   investments....................  (10.59)   (7.87)   (6.33)   (3.99)  (2.78)
                                   -------  -------  -------  -------  ------
    Total dividends...............  (10.75)   (8.50)   (6.91)   (5.00)  (4.00)
                                   -------  -------  -------  -------  ------
Increase due to purchase of
 Bergstrom stock at less than net
 asset value......................     .42     1.43      .63      .64     .05
                                   -------  -------  -------  -------  ------
Net asset value at end of period.. $200.33  $154.51  $136.15  $128.35  $94.56
                                   =======  =======  =======  =======  ======
Market value per share at end of
 period........................... $171.00  $142.50  $119.00  $109.50  $84.88
                                   =======  =======  =======  =======  ======
Total investment returns:
  Based on market value per
   share(3).......................    32.1%    37.0%    15.6%    38.1%   (3.4)%
  Based on net asset value per
   share(4).......................    38.5%    26.5%    14.0%    43.5%    5.6%
Net assets at end of period (in
 millions)........................ $   200  $   159  $   151  $   149  $  115
Ratio of expenses to average net
 assets...........................     .74%     .75%     .76%     .82%    .84%
Ratio of net investment income to
 average net assets...............     .09%     .43%     .43%     .88%   1.29%
Portfolio turnover rate...........   44.31%   34.07%   31.80%   29.69%  25.58%
Number of shares outstanding at
 end of period (in thousands).....   1,000    1,028    1,112    1,164   1,213

-------
(1)  Based on weighted average number of shares outstanding.
(2)  Based on number of shares outstanding on record date.
(3) Based on market value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long-term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.
(4) Based on net asset value per share adjusted for reinvestment of dividends and distributions of the federal income tax on net long term capital gains retained, which tax was paid on behalf of the Corporation's stockholders.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1998

 Shares                                             Cost       Value
            Short-Term Investments (1.0%):
 2,015,481  SSgA Money Market Fund               $2,015,481 $ 2,015,481
 ---------                                       ---------- -----------
 2,015,481  Total--Short-Term Investments         2,015,481   2,015,481
 =========                                       ---------- -----------
            Common Stocks (99.0%):
            Aerospace (0.3%):
    10,000  General Dynamics Corp.                  568,899     586,250
                                                 ---------- -----------
            Banks (3.9%):
    52,000  Bank New York, Inc.                   1,065,418   2,093,000
    35,000  Citigroup, Inc.                       1,433,940   1,732,500
    17,000  Firstar Corp. (A)                     1,042,947   1,585,250
    32,000  North Fork Bancorporation, Inc.         795,907     766,000
    48,000  U.S. Bancorp DEL                      1,466,681   1,704,000
                                                 ---------- -----------
                                                  5,804,893   7,880,750
                                                 ---------- -----------
            Beverages (3.6%):
    60,000  Coca Cola Enterprises, Inc.             810,797   2,145,000
    77,500  Coca-Cola Co.                           104,001   5,182,812
                                                 ---------- -----------
                                                    914,798   7,327,812
                                                 ---------- -----------
            Biotechnology (9.3%):
   180,000  Amgen, Inc. (B)                         940,410  18,821,250
                                                 ---------- -----------
            Broadcasting (1.2%):
    27,000  Clear Channel Communications, Inc.    1,351,043   1,471,500
    15,000  Jacor Communications, Inc.              832,456     965,625
                                                 ---------- -----------
                                                  2,183,499   2,437,125
                                                 ---------- -----------
            Business Services (1.9%):
    19,000  Fiserv, Inc.                            885,171     977,312
    35,000  IMS Health, Inc.                      1,045,889   2,640,313
    16,666  Nielsen Media Research, Inc.            117,531     299,988
                                                 ---------- -----------
                                                  2,048,591   3,917,613
                                                 ---------- -----------
            Communication Systems (5.1%):
    12,000  Bell Atlantic Corp.                     670,630     636,000
    14,000  GTE Corp.                               743,861     910,000
    91,000  MCI WorldCom, Inc.                    2,114,238   6,529,250
    56,000  Nextel Communications, Inc.             914,015   1,323,000
    18,000  SBC Communications, Inc.                805,341     965,250
                                                 ---------- -----------
                                                  5,248,085  10,363,500
                                                 ---------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


            Common Stocks--Continued
   Shares                                                 Cost       Value
            Computers and Information (2.5%):
    32,000  Dell Computer Corp.                        $1,132,910 $ 2,342,000
    15,000  International Business Machines             2,163,055   2,771,250
                                                       ---------- -----------
                                                        3,295,965   5,113,250
                                                       ---------- -----------
            Diversified Technology (1.5%):
    25,000  Nokia Corp. Sponsored ADR                     450,507   3,010,937
                                                       ---------- -----------
            Drugs and Health Supplies (4.8%):
    25,000  Johnson & Johnson                           1,614,356   2,096,875
    25,000  Medtronic, Inc.                             1,270,266   1,856,250
    37,000  Pfizer, Inc.                                1,791,096   4,641,188
    18,000  Smithkline Beecham PLC ADR                    298,469   1,251,000
                                                       ---------- -----------
                                                        4,974,187   9,845,313
                                                       ---------- -----------
            Electrical Components (1.9%):
    38,000  General Electric Co.                        2,112,832   3,878,375
                                                       ---------- -----------
            Electronics/New Technology (6.7%):
    24,000  Ascend Communications, Inc.                 1,285,368   1,578,000
    40,500  Cisco Systems, Inc.                         1,322,839   3,758,906
    25,000  EMC Corp. Mass                              1,276,967   2,125,000
    26,000  Intel Corp.                                 1,669,538   3,082,625
    15,000  Lucent Technologies, Inc.                     341,565   1,650,000
    15,000  Perkin-Elmer Corp.                          1,054,466   1,463,438
                                                       ---------- -----------
                                                        6,950,743  13,657,969
                                                       ---------- -----------
            Financial Services, Diversified (1.1%):
    15,000  Federal Home Loan Mortgage Corp.              799,225     966,562
    18,000  Federal National Mortgage Association         440,845   1,332,000
                                                       ---------- -----------
                                                        1,240,070   2,298,562
                                                       ---------- -----------
            Food Processing (0.4%):
    30,000  Pioneer Hi-Bred International, Inc.           616,320     810,000
                                                       ---------- -----------
            Health Care Services (1.2%):
    24,000  Bergen Brunswig Corp.                         501,379     837,000
    22,500  Cardinal Health, Inc.                       1,182,982   1,707,188
                                                       ---------- -----------
                                                        1,684,361   2,544,188
                                                       ---------- -----------
            Household Products (Non-Durable) (1.6%):
    24,000  Proctor & Gamble Co.                          572,220   2,191,500
    10,000  The Clorox Co.                                906,269   1,168,125
                                                       ---------- -----------
                                                        1,478,489   3,359,625
                                                       ---------- -----------

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------


            Common Stocks--Continued
   Shares                                                  Cost        Value
            Industrial Machinery (4.2%):
   112,000  Tyco International Ltd. New                 $ 2,643,273 $ 8,449,000
                                                        ----------- -----------
            Insurance (2.2%):
    38,980  American International Group, Inc.              490,844   3,766,443
    24,000  Liberty Financial Companies                     840,637     648,000
                                                        ----------- -----------
                                                          1,331,481   4,414,443
                                                        ----------- -----------
            Lodging (0.6%):
    40,000  Marriott International, Inc. Class A            497,055   1,160,000
     5,000  Sodexho Marriott Services, Inc.                  43,057     138,437
                                                        ----------- -----------
                                                            540,112   1,298,437
                                                        ----------- -----------
            Media (0.7%):
    45,000  Disney (Walt) Co.                               560,460   1,350,000
                                                        ----------- -----------
            Medical Supplies (5.7%):
    25,800  Abbott Laboratories                             452,270   1,264,200
    36,000  Alza Corp.                                    1,430,971   1,881,000
    37,000  American Home Products Corp.                  1,755,990   2,083,563
   100,000  Baxter International, Inc.                      880,840   6,431,250
                                                        ----------- -----------
                                                          4,520,071  11,660,013
                                                        ----------- -----------
            Pharmaceuticals (7.6%):
    16,000  Bristol-Myers Squibb Co.                        215,411   2,141,000
    54,000  Lilly Eli & Co.                               1,545,624   4,799,250
    56,000  Schering-Plough Corp.                           487,839   3,094,000
    19,000  Sofamor/Danek Group, Inc.                     1,331,098   2,313,250
    40,000  Warner Lambert Co.                              665,208   3,007,500
                                                        ----------- -----------
                                                          4,245,180  15,355,000
                                                        ----------- -----------
            Regulated Investment Companies (5.8%):
   815,000  Dresdner RCM Growth Equity Fund, Inc. (C)     4,311,350   4,784,050
            Dresdner RCM International Growth Equity
   165,254  Fund (C)                                      2,155,956   2,475,507
   450,000  Dresdner RCM Small Cap Fund (C)               4,085,154   4,212,000
            Latin America Smaller Companies Fund,
    50,000  Inc.                                            528,218     281,250
                                                        ----------- -----------
                                                         11,080,678  11,752,807
                                                        ----------- -----------
            Restaurants (3.3%):
    70,000  McDonalds Corp.                               2,850,156   5,363,750
    25,000  Tricon Global Restaurants, Inc.               1,116,535   1,253,125
                                                        ----------- -----------
                                                          3,966,691   6,616,875
                                                        ----------- -----------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


            Common Stocks--Continued
   Shares                                         Cost        Value
            Retail Trade (7.4%):
    58,000  Bed Bath & Beyond, Inc.            $   757,687 $  1,979,250
    20,000  Colgate Palmolive Co.                1,515,806    1,857,500
    29,000  Costco Companies, Inc.               1,666,410    2,093,437
    20,000  CVS Corporation                        381,438    1,100,000
    23,000  Dayton Hudson Corp.                  1,177,430    1,247,750
    34,000  Family Dollar Stores, Inc.             480,811      748,000
    30,000  Home Depot, Inc.                       943,546    1,835,625
    20,000  Kohls Corp.                            949,282    1,228,750
    22,000  Safeway, Inc.                          657,405    1,340,625
    20,000  Wal-Mart Stores, Inc.                1,183,376    1,628,750
                                               ----------- ------------
                                                 9,713,191   15,059,687
                                               ----------- ------------
            Software and Processing (14.5%):
    40,000  America Online, Inc.                   556,456    6,400,000
    11,000  Automatic Data Processing, Inc.        241,307      882,062
   500,000  Boole & Babbage, Inc. (B)              161,913   14,718,750
    38,000  Microsoft Corp. (B)                  1,665,538    5,270,125
    16,000  Network Associates, Inc.               681,586    1,060,000
     4,500  Yahoo, Inc.                            551,250    1,066,219
                                               ----------- ------------
                                                 3,858,050   29,397,156
                                               ----------- ------------
            Totals--Common Stocks               82,971,836  201,205,937
                                               ----------- ------------
            Totals--Investments                $84,987,317 $203,221,418
                                               =========== ============

(A) The name of Star Banc Corp. was changed to Firstar Corp. after its merger with Firstar Corp.
(B) Non-income producing securities.
(C) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See accompanying Notes to Financial Statements.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
  The Corporation is registered under the Investment Company Act of 1940 as a nondiversified, closed-end management company. The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation--Securities traded on national exchanges are valued at the closing prices on the last business day of the reported period. Over-the-counter securities and listed securities not traded on that day are valued at the bid prices (asked prices for short open positions) at the close of business on that day. Securities not publicly traded are valued at fair value as determined by the Board of Directors. Cost of securities is determined on the specific identification basis. Short-term notes which mature in sixty days or less from the last day of the reported period are valued at amortized cost, which approximates market value. Short-term notes which mature in more than sixty days are valued at the quoted yield equivalent on the last day of the reported period for securities of a comparable maturity, quality, and type.

B. Security transactions and related investment income--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income and distributions to stockholders are recorded on the ex-dividend dates and interest income is recorded on the accrual basis. Realized gains and losses on investments sold are computed on the basis of identified cost.

C. Use of estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

D. Short Sales--The Corporation may make short sales of securities for either speculative or hedging purposes. When the Corporation makes a short sale, it borrows the securities sold short from a broker and places cash and/or securities with that broker as collateral for the securities borrowed. The Corporation may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Corporation will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Corporation replaces the borrowed securities.

NOTE 2--FEDERAL INCOME TAXES
  No provision has been made for federal taxes on net investment income because the Corporation has elected to be taxed as a regulated investment company under the Internal Revenue Code, and intends to maintain this qualification and to distribute each year all of its taxable net investment income to its stockholders in accordance with the minimum distribution requirements of the Internal Revenue Code. In addition, under the Internal Revenue Code, the Corporation may, but need not, distribute net long-term capital gains realized. It is the presently declared policy of the Board of Directors, which is subject to review by the Board of Directors from time to time, that in any year in which the Corporation is taxed as a regulated investment company, all or a portion of the net long-term capital gains realized by the Corporation for such year may be retained by the Corporation, taxes thereon paid by the Corporation and appropriate credit therefore allowed to the stockholders of the Corporation, all as provided in

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS--Continued

Section 852(b)(3)(D) of the Internal Revenue Code. The Board of Directors determined that the portion of the net long-term capital gains realized during the year 1998 which was not distributed as part of the annual dividend paid on June 8, 1998 should be retained by the Corporation and taxes thereon should be paid by the Corporation.

  For federal income tax purposes at December 31, 1998 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost is $118,738,243, the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value is $504,142, the net unrealized appreciation is $118,234,101 and the aggregate cost of securities for federal income tax purposes is $84,987,317.

NOTE 3--CAPITAL STOCK
  At December 31, 1998 the issued and outstanding capital stock of the Corporation consisted of 1,000,000 shares of $1 par value capital stock (1,505,462 shares are authorized). Net assets consist of capital paid in of $81,830,588 (including $77,992,631 of net long-term capital gains retained by the Corporation, net of federal income taxes paid thereon on behalf of its stockholders), undistributed net investment income of $268,190 and unrealized appreciation of $118,234,101. During the year ended December 31, 1998, 28,400 shares of Bergstrom Capital Corporation stock were repurchased by the Corporation from stockholders at a weighted average discount of 9.4% from net asset value per share. These shares were retired and restored to the status of authorized but unissued shares.

NOTE 4--SECURITIES
  During the year ended December 31, 1998, the cost of securities purchased and the proceeds from securities sold, other than short-term investments, aggregated $73,694,951 and $86,144,862, respectively.

NOTE 5--INVESTMENT ADVISORY CONTRACT AND PAYMENTS TO AFFILIATES
  Effective November 9, 1998, Dresdner RCM Global Investors LLC ("Dresdner RCM") was appointed as the Corporation's sole investment adviser. The Corporation's advisory contract with Dresdner RCM provides for an advisory fee determined by multiplying the market value of the Corporation's cash and securities as of the close of business on the last day of each calendar quarter by one-fourth of the applicable annual advisory fee rate. The annual advisory fee rates are .70% on the first $10,000,000, .60% on the next $10,000,000, .50% on the next $20,000,000, .35% on the next $20,000,000, .30%
on the next $40,000,000, and .25% on sums exceeding $100,000,000. The advisory contract with Dresdner RCM also provides that shares of any investment company advised by Dresdner RCM or any affiliate of Dresdner RCM shall not be considered securities for purposes of determining advisory fees.

  Prior to November 9, 1998 the Corporation's advisory contract was with Bergstrom Advisers, Inc. ("Bergstrom Advisers"), wholly owned by a principal stockholder of the Corporation. The advisory contract with Bergstrom Advisers terminated on November 9, 1998. The advisory contract with Bergstrom Advisers provided for an advisory fee which on an annual basis amounted to 3/4 of 1% of the first $50,000,000 of the Corporation's average net assets, plus 1/2 of 1% of the value of the average net assets of the Corporation in excess of $50,000,000. Such fee was computed weekly.

  Officer's salary and related expenses in the amount of $11,917 have been paid by the Corporation in 1998 to an officer of the Corporation for certain financial, compliance and other administrative services.

NOTE 6--DIRECTOR'S FEES
  Directors' fees and expenses in the amount of $51,698 have been paid in 1998 only to directors of the Corporation who were not affiliated with any investment adviser to the Corporation.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of Bergstrom Capital Corporation:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bergstrom Capital Corporation as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Bergstrom Capital Corporation at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Boston, Massachusetts
February 8, 1999

BOARD OF DIRECTORS

ERIK E. BERGSTROM              GEORGE COLE SCOTT
Chairman                       Registered Representative
                               Anderson & Strudwick Incorporated
                               President
                               Closed-End Fund Advisors, Inc.
WILLIAM L. McQUEEN
President and Treasurer        WILLIAM H. SPERBER
                               Chairman, President and Chief Executive Officer
NORMAN R. NIELSEN              The Trust Company of Washington
Manager and Senior             Director and President
Memberof Research Staff        Manzanita Capital, Inc.
SRI International

OFFICERS

WILLIAM L. McQUEEN             PAMELA A. FIORINI
President and Treasurer        Secretary

                               ELIZABETH C. HEDLUND
                               Assistant Secretary

--------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
505 Madison Street, Suite 220
Seattle, Washington 98104
(206) 623-7302